SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2003

Imation Corp. (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14310 (Commission File Number)	41-1838504 (IRS Employer Identification Number)

1 IMATION PLACE OAKDALE, MINNESOTA (Address of principal executive offices)	55128 (Zip Code)

Registrant’s telephone number, including area code: (651) 704-4000

None (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 5. OTHER EVENTS

     Reference is made to the Registrant’s Press Release regarding the announced intent of its CEO to retire prior to the end of 2004, dated November 13, 2003, which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)

Date:	November 17, 2003	By:	/s/ John L. Sullivan John L. Sullivan Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release, dated November 13, 2003